Filed pursuant to Rule 497

File Nos. 333-149351 and 811-22185

IndexIQ Trust

(the “Trust”)

Supplement dated January 16, 2013

to the Prospectus dated August 27, 2012

(the “Prospectus”)

IQ ALPHA Hedge Strategy Fund

Under the heading “The Benchmark Index”, a new fifth paragraph on Page 26 of the Prospectus is added with the following language:

The Fund is invested in excess of 25% of its net assets, but not more than 35% of its total assets, in the securities of the following issuer: Vanguard Total Bond Market Index Fund. Vanguard Total Bond Market ETF is an ETF (ticker symbol: BND) whose investment objective is to replicate the returns of the Barclays U.S. Aggregate Bond Index. Information concerning Vanguard Total Bond Market ETF is publicly available and can be found at the SEC’s website: http://www.sec.gov.

Investors Should Retain This Supplement for Future Reference